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     Exhibit 10.22
                               SECURITY AGREEMENT
                               -------- ---------



THE STATE OF TEXAS
COUNTY OF HARRIS


     CHENIERE ENERGY OPERATING CO., INC., whose address is Suite 1710, Two Allen Center, 1200 Smith Street, Houston, TX 77002-4312 in Harris County, Texas , being the owner and holder of the personal property described on Exhibit "A" (herein called "Collateral"), as '1Debtor, " and Sam Myers, whose address is Suite 1710, Two Allen Center, 1200 Smith Street, Houston, TX 77002-4312 in Harris County, as "Secured Party," agree as follows:



                                      I.

                                  COLLATERAL
                                  ----------


     Debtor hereby grants to Secured Party a security interest in and to:


     A. all of the personal property described on Exhibit "A" attached to this Security Agreement.


     B. all proceeds of the personal property described in Exhibit "A" as such term is defined in the Uniform Commercial Code.


     For purposes of this Security Agreement, the herein above described assets are referred to as the "Collateral."


                                      II.

                                  OBLIGATIONS
                                  -----------


     This Security Agreement is executed by Debtor to secure performance of Debtor's obligations under that one (1) certain Promissory Note, of even date herewith, in the original, principal sum of $500,000, executed by Debtor and payable to the order of Secured Party, and maturing on August 29, 1997, the obligation of Debtor to make all payments, jointly and severally, under such Note, together with all costs of collection (if any) including reasonable attorney's fees and trustee's fees are hereinafter referred to as the "obligations. The Obligations shall include all extensions, renewals, rearrangements, or modifications of the herein above described Note and any and all other indebtedness, liability and obligations whatsoever of whatever nature of Debtor to Secured Party, whether direct or indirect, absolute or contingent, primary or secondary, due or to become due, and whether now existing or hereafter arising and howsoever evidenced or acquired, whether joint or several, and Debtor acknowledges that the security interest hereby granted shall secure all future advances, as well as any and all other indebtedness, liabilities and Obligations of Debtor to Secured Party, now existing, or arising hereafter.



                                      III

                              COVENANTS OF DEBTOR
                              ------------ ------

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     A.   Debtor shall pay to Secured Party any sum or sums due or which may become due on the Obligations secured hereby in accordance with the terms of such Obligations and the terms of this Security Agreement. Debtor shall pay to Secured Party on demand all expenses and expenditures, including reasonable attorney's fees and other legal expenses incurred or paid by Secured Party in exercising or protecting its interest, rights and remedies under this Security Agreement. Debtor shall pay immediately, without notice, the entire unpaid indebtedness of Debtor to Secured Party, whether created or incurred pursuant to this Security Agreement or otherwise, upon Debtor's default under this Security Agreement.


     B. Secured Party shall have the power to endorse any instrument described as a portion of the "Collateral" above and Debtor hereby grants to Secured Party a limited power of attorney, deemed coupled with an interest, for the purposes of endorsing in the name of Debtor any such instrument or document constituting Collateral or which may be received in payment for or as proceeds of the Collateral.


     C. Debtor authorized Secured Party, without the necessary joinder by Debtor, to file in all jurisdictions where this authorization will be given fill force and effect, one or more Financing Statements, executed only by Secured Party, covering all or any portion of the Collateral. At the request of Secured Party, Debtor covenants to join Secured Party in executing one or more of such Financing Statements under the terms and provisions of the Texas Business and Commerce Code, which Financing Statements will be in a form and content acceptable to Secured Party and Debtor covenants to pay the cost of filing all such Financing Statements, to the extent such filing is deemed by Secured Party to be necessary or desirable, but Debtor's failure to execute any such Financing Statement shall not affect the contents thereof or the Obligation of Debtor hereunder.


                                      IV.

                    REPRESENTIONS AND WARRANTIES OF DEBTOR
                    ----------------- ------------- ------


     Debtor represents, warrants and agrees that:


     A. Debtor owns the Collateral herein described and has the right to transfer any interest therein; the Collateral is not subject to the interest of any third party; and Debtor will defend the Collateral and its proceeds against the claims and demands of all third parties.


     B. Secured Party's duty with reference to the Collateral shall be solely to use reasonable care in the custody and preservation of the Collateral in Secured Party's possession.


     C. Demand, notice, protest and all demands and notices of any action taken by Secured Party under this Security Agreement or in connection with the Obligations secured hereby, except as otherwise provided in this Security Agreement, are hereby waived, and any indulgence of Secured Party, substitution for, exchange of or release of Collateral, in whole or in part, or addition or release of any person liable on the Collateral is assented and consented to.


     D. Secured Party shall not be responsible in any way for any depreciation in the value of the Collateral, nor shall any duty or responsibility whatsoever rest upon Secured Party to take

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necessary steps to preserve rights against prior parties or to enforce collection of the Collateral by legal proceedings or otherwise, the sole duty of Secured Party, its successors and assigns, being to receive collections, remittances and payments on such Collateral as and when made and received by Secured Party, and at Secured Party's option, applying the amount or amounts so received after deduction of any collection costs incurred, as payment upon any obligation of Debtor to Secured Party pursuant to the provisions of this Security Agreement, or holding the same for the account and order of Debtor.


     E. The address of Debtor, designated herein above, is a current address of Debtor and Debtor agrees that Debtor will not change such address without prior written notice to Secured Party.


     F. Debtor agrees to execute such powers of attorney, pledge agreements, endorsements of securities or other instruments, or other documents which may be reasonably required by Secured Party in order to effectively grant to Secured Party the security interest in and to the Collateral herein above described and to enforce Secured Party's rights regarding same if in accordance with the provisions of the Texas Business and Commerce Code, or otherwise.



                                       V

                               EVENTS OF DEFAULT
                               -----------------


     Debtor shall be in default under this Security Agreement upon the happening of any of the following events or conditions, which shall be continuing for five
(5) days after notice by Secured Party (herein called an "Event of Default"):


     A. Debtor's failure to pay when due any installment of principal or interest on any Note executed by Debtor and payable to the order of Secured Party, or to pay, following demand from Secured Party, any costs of collection of such Note, including reasonable attorney's fees and trustee's fees in connection with Debtor's default under the provisions of any such Note.


     B. Default by Debtor in the punctual performance of any of the Obligations, covenants, terms or provisions contained or referred to in this Security Agreement or the Obligations or any part thereof.


     C. The making of any levy on or seizure or attachment of any of the Collateral.


     D. Debtor's assignment of any assets for the benefit of creditors; the commission of any act of bankruptcy; the institution of voluntary or involuntary proceedings under the provisions of the United States Bankruptcy Code; the exercise of dominion or control over any of the Collateral by a receiver for the benefit of Debtor or Debtor's creditors; or the placing of any of the Collateral in the custody of any court of competent jurisdiction or any officer, appointee, or designee of such court.


     E. The discovery by Secured Party that any representation or warranty made by Debtor is, in any material respect, untrue, as of the date such representation or warranty is made or furnished.


     F. Secured Party's determination that the value of the Collateral has been impaired, as a result of the action of Debtor, or any third person, or that the value of such Collateral is insufficient,

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as a result of economic circumstances, to adequately secure Secured Party's interest and ensure payment of the Obligation to Secured Party as contemplated hereby, coupled with failure of Debtor to deliver to Secured Party additional Collateral as contemplated in Section m above.


     G. The granting by Debtor of any security interest in the Collateral or any portion thereof to any third party without the prior written consent of Secured Party (which security interest, if granted, shall, in all events, be secondary, inferior and subordinate to the security interest granted herein).


     H. The receipt by Debtor of any notice by any taxing authority of such authority's intent to place or Fix a lien on part or all of the Collateral.


                                      VI.

                          AUTHORITY OF SECURED PARTY
                          --------- -- ------- -----



     A. This Security Agreement, Secured Party's rights hereunder, or the Obligations secured hereby may be assigned from time to time, and in any such case the Assignee shall be entitled to all of the rights, privileges and remedies granted in this Security Agreement to Secured Party, and Debtor will assert no claims or defenses Debtor may have against Secured Party or against the Assignee except those granted in this Security Agreement.


     B. Secured Party may at any time transfer the Collateral to itself or its nominee, receive income, including money, thereon and hold the income as Collateral or apply the income to the indebtedness secured hereby, the manner and distribution of the application to be in the sole discretion of Secured Party.


     C. Secured Party may at any time demand, sue for, collect or make any compromise or settlement with reference to the Collateral as Secured Party, in its sole discretion, chooses.


     D. Secured Party may delay exercising or omit to exercise any right or remedy under this Security Agreement without waiving that or any other past, present, or future right or remedy, except in writing signed by Secured Party.


                                      VII.

                           REMEDIES OF SECURED PARTY
                           ----------- ------- -----


     Upon the occurrence of an Event of Default, and at any time thereafter:


     A. Secured Party may declare the Obligations secured hereby immediately performable.


     B. Secured Party shall have, then or at any time thereafter, the rights and remedies provided in the Uniform Commercial Code in force in the State of Texas at the date of execution of this Security agreement.


     C. In addition to the rights and remedies referred to above, Secured Party may, in its discretion, sell, assign and deliver all or any part of the Collateral at public or private sale without notice or advertisement, and bid and become purchaser at any public sale.

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     D.  If notice to Debtor is required by the Uniform Commercial Code of Texas of public or private sale of Collateral, Secured Party may give written notice to Debtor five (5) days prior to the date of public sale of the Collateral or prior to the date after which private sale of the Collateral will be made, by mailing such notice to Debtor at the address designated at the beginning of this Security Agreement. Secured Party may apply the proceeds of any disposition of Collateral available for satisfaction of the Obligations and expenses of sale in any order of preference which Secured party, in its sole discretion, chooses. Debtor shall remain liable for any deficiency.


     E. Upon any sale of any portion of the Collateral, Secured Party shall have the right to deliver to the purchaser thereof all or any portion of the Collateral, free and clear of any claim or right of Debtor, or any person claiming by, through or under Debtor. The Collateral may be sold separately or combined with the collateral of other debtors as Secured Party deems necessary or desirable.


     F. Secured Party shall not be obligated to make any sale pursuant to any notice of sale herein provided and Secured Party may, without notice or publication, adjourn any public or private sale or cause such sale to be adjourned, from time to time, by written or oral announcement, given at the time and place fixed for such sale and may reconvene such sale, pursuant to such notice of adjournment, at any time or place designated by Secured Party in such announcement.


     G. In case of sale of all or any portion of the Collateral, on credit or for future delivery, Secured Party shall be authorized to retain the Collateral until the purchase price is paid by the purchaser thereof, or to deliver such Collateral to the purchaser, on credit, but Secured Party shall incur no liability for the failure of any such purchaser to pay for such Collateral so sold and, in the event such purchaser fails to pay for such Collateral so sold, Secured Party may repossess such Collateral and again offer it for sale in accordance with the terms and provisions of this Security Agreement.


     H. Secured Party shall not be required to conduct any sale of any of the Collateral, pursuant to this Security Agreement, and shall be authorized to proceed with collection of the Obligations from Debtor by all legal means including, but not limited to, institution of a suit in a court of competent jurisdiction for collection of the Obligations.


                                     VIII.

                           MISCELLANEOUS PROVISIONS
                           ------------------------


     A. "Secured Party" and "Debtor" as used in this instrument shall include the heirs, executors, administrators, legal representatives, successors and assigns of such parties, including without limitation, receivers, trustees or guardians of such parties.


     B. Terms used in this instrument which are defined in the Texas Business and Commerce Code are intended hereby to be used with the meanings therein defined.

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     C.  The provisions of this Agreement shall be construed under and in accordance with the provisions of the laws of the State of Texas, including, without limitation, the Texas Business and Commerce Code. The jurisdiction for any controversy arising hereunder shall be in the courts of competent jurisdiction of Harris County, Texas, to the fullest extent permissible by Texas law.


     D. No delay or omission, on the part of Secured Party, to exercise any of Secured Party's rights hereunder, shall operate as a waiver of any such right. No acceptance by Secured Party of any payment after the due date thereof shall be deemed to be a waiver by Secured Party of the provisions for event of default hereunder.


     E. The security interest granted hereby, and all of the terms and provisions contained herein, shall be deemed to constitute a continuing security interest and shall remain in full force and effect, as between the parties, until the repayment by Debtor of all of the Obligations as set forth herein and the receipt, acceptance and acknowledgment of such payment on the part of Secured Party, coupled with Secured Party's revocation of the terms and provisions of this Security Agreement.


     F. Any notice or demand given by Secured Party to Debtor in connection with this Security Agreement, the Collateral or the Obligations, shall be deemed given and effective three (3) days after deposit in the United States mail, postage prepaid, certified mail return receipt requested, addressed to Debtor at the address of Debtor designated herein (subject to Debtor's right to change notice of address pursuant to the provisions of this Agreement) and debtor shall be conclusively deemed to have received any notice so deposited. In lieu of deposit of any notice in the United States mail, Secured Party may personally deliver such notice to Debtor.


     G. The terms and provisions of this Security Agreement may not be altered, amended or modified unless a written instrument has been executed by Debtor and Secured Party, which instrument specifically refers to this Security Agreement and which instrument clearly indicates that it is intended to alter, amend or modify this Agreement.


     H. This Security Agreement and the security interest herein granted are given in addition to, and not in substitution of or in lieu of any prior or contemporaneous Security Agreement, security interest, pledges or assignments given by Secured Party to Debtor, or a person designated by Debtor. All powers, rights and remedies of Secured Party in any other such Security Agreement are deemed to be cumulative with the powers, rights and remedies of Secured Party as set forth herein.


     I. If any provision of this Security Agreement should be found, for any reason, to be invalid or unenforceable under the laws of the State of Texas, or any other state or governmental unenforceable provision shall be deleted from the provisions of this Agreement and this Agreement shall be, thereafter, construed and enforced without consideration of such invalid or unenforceable provision.


     3. This Security Agreement may be executed in any number of counterparts, all of which together shall constitute one and the same instrument. Debtor agrees and consents that any photocopy or other reproduction of any Financing Statement executed by Debtor is sufficient to constitute a valid and enforceable Financing Statement for all purposes, without limitation, for filing in any jurisdiction where the filing of such copy shall be permitted by the provisions of the Uniform Commercial Code of such jurisdiction.

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     K.  The parties agree that time is of the essence to each of the provisions of this Security Agreement.


     L. The Exploration Agreement, as defined on Exhibit "A,11 requires the approval of Zydeco Exploration, Inc. to any pledge or sale of an interest in the Exploration Agreement or the seismic data and permits, options to lease, and leases described on Exhibit "A," Accordingly, notwithstanding anything herein to the contrary, Debtor makes no representation or warranty that the consent of Zydeco Exploration, Inc. is not required to effect the lien granted hereby.


State of Texas



County of Harris  (S)


   This instrument was acknowledged before me on July 31, 1997, by Walter L. Williams, Vice Chairman of Cheniere Energy Operating Co., Inc., a Delaware corporation, on behalf of said corporation.

                                 Notary Public in and for
                                 the State of Texas

State of Texas
County of Harris


   This instrument was acknowledged before me on July 31, 1997, by Sam Myers.

                                 Notary Public in and for
                                 the State of Texas



EXECUTED this the 31st day of July, 1997.


                          DEBTOR:
                          CHENIERE ENERGY OPERATING CO., INC.
                          By: Walter L. Williams Vice Chairman


                                 SECURED PARTY
                                   Sam Myers



                                  Exhibit "A"



                                  Collateral



Reference is made to that certain Exploration Agreement dated April 4, 1996, between FX Energy, Inc. and Zydeco Exploration, Inc., as amended by that certain First Amendment dated May 15, 1996,

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

and that certain Second Amendment dated August 5, 1996, and that certain Third Amendment dated October 31, 1996, and that certain Fourth Amendment dated as of November 27, 1996, and that certain Fifth Amendment dated as of April 28, 1997, and that certain Sixth Amendment dated as of July 18, 1997 (as amended, the "Exploration Agreement"), as well as including permits, options to lease, and oil & gas leases acquired thereunder (collectively, the "Leases").


As the Collateral in the foregoing agreement, Debtor pledges:



(A) An undivided 1.8519% interest in seismic data acquired pursuant to the Exploration Agreement under that certain Master Geophysical Data Acquisition Agreement between Zydeco Exploration, Inc. and Grant Geophysical, Inc. dated June 12, 1996 and that certain Master Geophysical Data Acquisition Agreement with Supplemental Agreement No.1, both dated March 14, 1997, under which Master Geophysical Data Acquisition Agreements was acquired in the area of Cameron Parish depicted on Appendix "A" hereto, including, without limitation, seismic data acquired under such contracts including:



        i.  Final survey and support data including all control points.
        ii.  Final observer's (OB) notes and drill logs.
        iii.  Base maps showing:

                 (1) all swaths (shot and receiver lines) used in processing.
                 (2) offset limited fold plots.
                 (3) post-processing grid.


        iv.  SEGY 9-track tape copies of:

             (1)
             (2)
             (3)

        v.   Diskettes containing the following information in ASCII format:

             (1)  DM0 Velocities.
             (2)  Migration Velocities.
             (3)  X-Y Control points for binning grid.

        vi.  field reels and support data

        vii.  pre-stack processing reels and support data

        viii.  prints and/or films containing portions of the data



(II)    An undivided 1.8519% interest in the Leases; and


(III) An undivided 3.7038% interest in proceeds from the marketing of seismic data under Section 15b) of the Exploration Agreement.



   The interests so pledge are subject to the Exploration Agreement.

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